UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2008

EMTEC INC.
(Exact name of Registrant as specified in its charter)

Delaware	0-32789	87-0273300
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5 Greentree Center, Suite 117
Marlton, New Jersey 08053
(Address of principal executive offices)

(856) 552-4204
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01: Completion of Acquisition or Disposition of Assets.

In a Current Report on Form 8-K filed with the Securities and Exchange Commission on August 19, 2008 (the “initial 8-K”), Emtec Global Services LLC, a wholly owned subsidiary of Emtec, Inc. (the “Company”) reported that it had completed its acquisition of all the outstanding stock of eBusiness Application Solutions, Inc. (“eBAS”), Aveeva, Inc. (“Aveeva”) pursuant to the Stock Purchase Agreement dated August 13, 2008. This Form 8-K/A amends and supplements the initial 8-K and is being filed solely to provide the financial information set forth below under Item 9.01.

Item 9.01: Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The following audited financial statements of Aveeva are included in this Form 8-K/A as Exhibit 99.3 and are incorporated herein by reference:

(i) Independent Auditor’s Reports
(ii) Balance Sheets at December 31, 2007 and 2006
(iii) Statements of Income for the years ended December 31, 2007 and 2006
(iv) Statements of Changes in Stockholder’s Equity the years ended December 31, 2007 and 2006
(v) Statements of Cash Flows for the years ended December 31, 2007 and 2006
(vi) Notes to Financial Statements

The following audited financial statements of eBAS are included in this Form 8-K/A as Exhibit 99.4 and are incorporated herein by reference:

(i) Independent Auditor’s Reports
(ii) Balance Sheets at December 31, 2007 and 2006
(iii) Statements of Income for the years ended December 31, 2007 and 2006
(iv) Statements of Changes in Stockholder’s Equity the years ended December 31, 2007 and 2006
(v) Statements of Cash Flows for the years ended December 31, 2007 and 2006
(vi) Notes to Financial Statements

The following interim unaudited financial statements of Aveeva are included in this Form 8-K/A as Exhibit 99.5 and are incorporated herein by reference:

(i) Balance Sheets at June 30, 2008 and December 31, 2007
(ii) Statements of Income for the six months ended June 30, 2008 and 2007
(iii) Statements of Cash Flows for the six months ended June 30, 2008 and 2007
(iv) Notes to Financial Statements.

The following interim unaudited financial statements of eBAS are included in this Form 8-K/A as Exhibit 99.6 and are incorporated herein by reference:

(i) Balance Sheets at June 30, 2008 and December 31, 2007
(ii) Statements of Income for the six months ended June 30, 2008 and 2007
(iii) Statements of Cash Flows for the six months ended June 30, 2008 and 2007
(iv) Notes to Financial Statements.

(b)  Pro Forma Financial Information

The following pro-forma financial information are included in this Form 8-K/A as Exhibit 99.7 and are incorporated herein by reference:

(i) Unaudited Pro-Forma Combined Condensed Balance Sheet at May 31, 2008

(ii) Unaudited Pro-Forma Combined Condensed Statement of Income for the nine months ended May 31, 2008

(iii) Unaudited Pro-Forma Combined Condensed Statement of Operations for the year ended August 31, 2007

(iv) Notes to Unaudited Pro-Forma Combined Condensed Financial Statements.

(c)   Exhibits

The following exhibit is filed herewith:

Exhibit No.	Description

2.1	Stock Purchase Agreement by and among Emtec Global Services LLC, eBusiness Application Solutions, Inc., Aveeva, Inc. and Jessica Chopra dated August 13, 2008.*
99.1	Emtec Inc. Press Release dated August 13, 2008.*
99.2	Employment Agreement between eBusiness Application Solutions, Inc. and Jessica Chopra dated August 13, 2008.*
99.3	Audited Financial Statements of Aveeva, Inc.
99.4	Audited Financial Statements of eBusiness Application Solutions, Inc.
99.5	Unaudited Financial Statements of Aveeva, Inc.
99.6	Unaudited Financial Statements of eBusiness Applications Solutions, Inc.
99.7	Unaudited Pro-Forma Financial Information

* Previously filed with Current Report on Form 8-K filed with the Securities and Exchange Commission on August 19, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EMTEC, INC.

Date: October 29, 2008	By:	/s/ Stephen C. Donnelly
Name : Stephen C. Donnelly
Title : Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Stock Purchase Agreement by and among Emtec Global Services LLC, eBusiness Application Solutions, Inc., Aveeva, Inc. and Jessica Chopra dated August 13, 2008.*
99.1	Emtec Inc. Press Release dated August 13, 2008.*
99.2	Employment Agreement between eBusiness Application Solutions, Inc. and Jessica Chopra dated August 13, 2008.*
99.3	Audited Financial Statements of Aveeva, Inc.
99.4	Audited Financial Statements of eBusiness Application Solutions, Inc.
99.5	Unaudited Financial Statements of Aveeva, Inc.
99.6	Unaudited Financial Statements of eBusiness Applications Solutions, Inc.
99.7	Unaudited Pro-Forma Financial Information

* Previously filed with Current Report on Form 8-K filed with the Securities and Exchange Commission on August 19, 2008.